Financial Instruments at Fair Value Through Other Comprehensive Income	12 Months Ended
Dec. 31, 2023
Disclosure of fair value of investments in equity instruments designated at fair value through other comprehensive income [abstract]
Financial Instruments at Fair Value Through Other Comprehensive Income
9.
FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	December 31,	December 31,
	2022	2023
Financial asset at fair value through other comprehensive income (FVOCI)
Investment in equity instruments at FVOCI - Foreign unlisted ordinary shares	$—	$235,567

In July 2018, the Company acquired ordinary shares of DotBio Pte. Ltd., which were not held for trading. The management believes that to recognize short-term fluctuations in the investments’ fair value in profit or loss would not be consistent with the Company’s purpose of holding the investments. As a result, the Company elected to designate the investments in equity instruments as at FVOCI.